Exhibit 10.3

EXEUCTION VERSION

This TERMINATION OF INTERCREDITOR AGREEMENT, dated as of December 1, 2015 (this “Termination Agreement”), is entered into in connection with the Intercreditor Agreement, dated as of November 1, 2004 (the “Intercreditor Agreement”), among (i) Ford Motor Credit Company LLC, as Titling Company Administrator and an Interest Holder, (ii) CAB East LLC, CAB West LLC, FCALM, LLC and Ford Credit Titling Trust, as Titling Companies, (iii) CAB East Holdings, LLC, CAB West Holdings, LLC, FCALM Holdings, LLC, FCTT Holdings, LLC and Ford Credit Auto Lease LLC, as Multiple-Use SPVs and Interest Holders, (iv) U.S. Bank National Association, as Titling Company Trustee/Registrar, (v) Ford Credit Auto Lease Trust 2004-A, as an Interest Holder, (vi) JPMorgan Chase Bank, N.A., as 2004-A Indenture Trustee and an Interest Holder and (vii) the other Persons becoming party to the Intercreditor Agreement pursuant to a Joinder Agreement.  Capitalized terms used but not defined in this Termination Agreement are defined in the Intercreditor Agreement.

BACKGROUND

The Intercreditor Agreement was entered into by the parties to establish the rights of the Interest Holders in the Specified Interests and related Specified Assets of the Original Titling Companies, including the Initial Specified Interest and the Collateral Specified Interest.

No Titling Companies other than the Original Titling Companies are or have been party to the Intercreditor Agreement, and Ford Credit Titling Trust, FCTT Holdings, LLC and Ford Credit Auto Lease LLC are no longer in existence.  No Titling Company has designated a Specified Interest other than the Initial Specified Interest and the Collateral Specified Interest.  All Specified Assets held by each remaining Original Titling Company have been allocated to the Collateral Specified Interest, and no Specified Assets remain outstanding and in existence under the Initial Specified Interest of any Original Titling Company.

The 2004-A Certificates represented the Initial Specified Interests of each Original Titling Company and were held by the 2004-A Trust.  The 2004-A Trust has no remaining assets, the Securities issued under the 2004-A Trust Agreement are no longer outstanding and JPMorgan Chase Bank, N.A. is no longer serving as 2004-A Indenture Trustee.

The parties intend to terminate the Intercreditor Agreement because the stated purposes of the Intercreditor Agreement are no longer relevant.

The parties agree as follows:

1.                                      Termination of Intercreditor Agreement.  The Intercreditor Agreement is terminated effective as of the date of this Termination Agreement, and is of no further force or effect.

2.                                      Certifications.  Ford Credit, as Titling Company Administrator and Interest Holder, certifies as follows:

(a)                                 Ford Credit Titling Trust, FCTT Holdings, LLC and Ford Credit Auto Lease LLC have each been dissolved and are no longer in existence.

(b)                                 The Securities issued by the 2004-A Trust under the 2004-A Trust Agreement were paid in full and are no long outstanding.  The 2004-A Trust has been dissolved and is no longer in existence.  JPMorgan Chase Bank, N.A. has been terminated as 2004-A Trustee and no longer acts in that capacity.

(c)                                  The Initial Specified Interest of each Original Titling Company has been terminated and is no longer in existence.  As of the date of this Agreement, the Collateral Specified Interest of each Original Titling Company is the only Specified Interest of each Original Titling Company.

3.                                      Indemnification.  Ford Credit, as Titling Company Administrator and Interest Holder, will indemnify the Titling Company Trustee/Registrar and each Interest Holder (each, an “Indemnified Person”) for all fees, expenses, losses, damages and liabilities incurred by an Interest Holder as a result of the termination of the Intercreditor Agreement.

[Remainder of Page Left Blank]

2

EXECUTED BY:

FORD MOTOR CREDIT COMPANY LLC,
as Titling Company Administrator and Interest Holder

By:	/s/ David A. Webb
	Name:	David A. Webb
	Title:	Assistant Treasurer

CAB EAST LLC,
as an Original Titling Company

By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

CAB WEST LLC,
as an Original Titling Company

By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

FCALM, LLC,
as an Original Titling Company

By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

[Signature Page to Termination of Intercreditor Agreement]

CAB EAST HOLDINGS, LLC,
as a Multiple-Use SPV and Interest Holder

By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

CAB WEST HOLDINGS, LLC,
as a Multiple-Use SPV and Interest Holder

By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

FCALM HOLDINGS, LLC,
as a Multiple-Use SPV and Interest Holder

By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

FORD CREDIT AUTO LEASE TWO LLC,
as a party to the Intercreditor Agreement pursuant to a Joinder Agreement

By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

[Signature Page to Termination of Intercreditor Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as Titling Company Trustee/Registrar

By:	/s/ Melissa A. Rosal
	Name:	Melissa A. Rosal
	Title:	Vice President

EACH FORD CREDIT AUTO LEASE TRUST LISTED ON EXHIBIT A, as a party to the Intercreditor Agreement pursuant to a Joinder Agreement

By:	U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Owner Trustee

By:	/s/ Charles Gallagher
	Name:	Charles Gallagher
	Title:	Asst. Vice President

THE BANK OF NEW YORK MELLON,

not in its individual capacity, but solely as Indenture Trustee for each of the Ford Credit Auto Lease Trusts listed on Exhibit A, as a party to the Intercreditor Agreement pursuant to a Joinder Agreement

By:	/s/ Esther Antoine
	Name:	Esther Antione
	Title:	Vice President

[Signature Page to Termination of Intercreditor Agreement]

Exhibit A

Ford Credit Auto Lease Trust 2010-WH1

Ford Credit Auto Lease Trust 2011-WH1

Ford Credit Auto Lease Trust 2011-WH2

Ford Credit Auto Lease Trust 2012-A

Ford Credit Auto Lease Trust 2012-B

Ford Credit Auto Lease Trust 2012-WH1

Ford Credit Auto Lease Trust 2013-A

Ford Credit Auto Lease Trust 2013-B

Ford Credit Auto Lease Trust 2013-WH1

Ford Credit Auto Lease Trust 2014-A

Ford Credit Auto Lease Trust 2014-B

Ford Credit Auto Lease Trust 2014-WH1

Ford Credit Auto Lease Trust 2014-WH2

Ford Credit Auto Lease Trust 2014-WH3

Ford Credit Auto Lease Trust 2015-A

Ford Credit Auto Lease Trust 2015-B

Ford Credit Auto Lease Trust 2015-WH1

Ford Credit Auto Lease Trust 2015-WH2